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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                    ---------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           July 20, 2000
                                                 -------------------------------

                            G-III APPAREL GROUP, LTD.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    0-18183                    41-1590959
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

    512 Seventh Avenue, New York, NY                                    10018
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:        (212) 403-0500
                                                     ---------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 20, 2000, the Registrant dismissed Grant Thornton LLP as its principal accountant and engaged Ernst & Young LLP. The decision to change accountants was approved by the Audit Committee of the Registrant.

         Neither of the reports of Grant Thornton LLP on the financial statements for the Company's fiscal years ended January 31, 1999 and January 31, 2000 contained an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended January 31, 1999 and January 31, 2000, the three months ended April 30, 2000, and through July 20, 2000, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         During the fiscal years ended January 31, 1999 and January 31, 2000, the three months ended April 30, 2000, and through July 20, 2000, the Registrant has not consulted Ernst & Young LLP regarding any matter requiring disclosure under Item 304(a)(2) of Regulation S-K.

         The Registrant has provided Grant Thornton LLP with a copy of this disclosure and has requested that Grant Thornton LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Grant Thornton LLP's letter to the SEC dated July 27, 2000 is filed as Exhibit No. 23 to this report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         23 Letter from Grant Thornton LLP

                All other Items of this report are inapplicable.

                                       -2-



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              G-III APPAREL GROUP, LTD.

Date: July 27, 2000                           By:    /s/ Morris Goldfarb
                                                     ---------------------------
                                              Name:  Morris Goldfarb
                                              Title: Chief Executive Officer

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                                  EXHIBIT INDEX

                  23 Letter from Grant Thornton LLP

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